UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

Effective as of December 20, 2024, Zumiez Inc. (the “Registrant”) together with its subsidiaries Zumiez Europe Holding GmbH (“ZEH”) and Blue Tomato GmbH (“BT” and together with the Registrant and ZEH, collectively, the “Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) with PNC Bank, National Association (the “Bank”). The Credit Agreement provides for a revolving credit facility of up to $25 million (the “Credit Facility”) and is available for general corporate purposes. The Credit Facility also provides for the issuances of standby letters of credit in an amount not to exceed $17.5 million and commercial letters of credit in an amount not to exceed $10 million and borrowings in foreign currency with a borrowing sublimit not to exceed $15 million in equivalent U.S. dollars. The amount of borrowing available at any time under the Credit Facility is reduced by the amount of standby and commercial letters of credit outstanding at that time.

The Credit Facility will be secured by cash and marketable securities that are in an account held and monitored by the Bank. The value of this collateral must always be greater than or equal to the Credit Facility commitment amount of $25 million. Amounts borrowed under the Credit Facility bear interest at rate of SOFR plus 1.00% per annum. The Credit Agreement does not provide for any financial covenants but does include standard and customary covenants consistent with credit facilities of this nature. The Credit Facility does not carry any ongoing or unused balance fees. The Credit Facility will mature on December 20, 2025.

A copy of the Credit Agreement is attached to this current report on Form 8-K as Exhibit 10.37. The preceding summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.36	Credit Agreement dated effective as of December 20, 2024 by and among Zumiez Inc., Zumiez Europe Holding GmbH, Blue Tomato GmbH and PNC Bank, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: December 23, 2024	By:	/s/ Chris K. Visser
Chris K. Visser
Chief Legal Officer & Secretary